TAXATION - Cash payments for tax liabilities (Details) ¥ in Thousands, $ in Thousands	12 Months Ended
	Dec. 31, 2025 CNY (¥)	Dec. 31, 2025 USD ($)	Dec. 31, 2024 CNY (¥)	Dec. 31, 2023 CNY (¥)
TAXATION
Cash payments for federal	¥ 1,242,108	$ 177,284	¥ 455,857	¥ 426,744
Income Taxes Paid, Net, Total	1,256,993	179,409	455,857	426,744
Income taxes paid	1,256,993	179,409	¥ 455,857	¥ 426,744
Hong Kong
TAXATION
Cash payments for foreign	¥ 14,885	$ 2,125